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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            March 8, 2001
                                                -------------------------------

                                LivePerson, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-30141                  13-3861628
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 (State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)


    330 West 34th Street, 10th Floor, New York, New York            10001
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (212) 918-2100
                                                   ----------------------------

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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

      Effective March 8, 2001, Christopher D. McQuilkin, President and Chief Operating Officer of LivePerson, Inc., left the company to pursue other interests.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              LIVEPERSON, INC.
                             --------------------------------------------------
                                              (Registrant)

      March 12, 2001                        /s/ TIMOTHY E. BIXBY
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           Date                                 Timothy E. Bixby
                              Executive Vice President, Chief Financial Officer
                                                and Secretary